GOODWILL	6 Months Ended
Jun. 30, 2019
Intangible Assets [Abstract]
GOODWILL
GOODWILL

(US$ MILLIONS)	June 30, 2019	December 31, 2018
Balance at beginning of period	$2,411	$1,554
Acquisitions through business combinations (1)	3,152	957
Impairment losses	(261)	—
Dispositions	(21)	—
Assets reclassified as held for sale	(212)	—
Foreign currency translation	46	(100)
Balance at end of period	$5,115	$2,411
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(1)	See Note 3 for additional information.
During the three and six months ended June 30, 2019, the partnership recorded a goodwill impairment loss of $261 million within our infrastructure services segment. This was related to our investment in Teekay Offshore as a result of changes in certain vessel redeployment opportunities and the reassessment of future assumptions. This reduced the carrying value of Teekay Offshore goodwill from $547 million to $286 million. The recoverable amount was based on the fair value less costs of disposal, using a discounted cash flow model incorporating significant unobservable inputs. The estimates regarding expected future cash flows and discount rates are level 3 fair value inputs based on various assumptions including existing contracts, future vessel redeployment rates, financial forecasts and industry trends.